UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 700, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	FLS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the

Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2022, the Company’s Board of Directors (the “Board”) approved and adopted the Amended and Restated By-Laws (as amended and restated, the “By-Laws”), effective May 12, 2022, which includes, among other things, the following changes:

•	updating the electronic and remote meeting provisions under New York law;

•

revising the advance notice provision for director nominations to add a questionnaire requirement and allow the Board to request additional information including an interview of any director candidate; and

•	adding an exclusive forum provision for matters related to the Securities Act of 1933.

Additionally, as a result of the retirement of Roger L. Fix as a director of the Company effective as of the conclusion of the Company’s Annual Meeting, the amendment to the By-Laws approved by the Board also amends the By-Laws to decrease the number of directors of the Company from ten to nine.

The foregoing description of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2022, the Company held its Annual Meeting. The number of shares present at the Annual Meeting was 118,967,824, representing 91.06% of the 130,640,880 shares issued and outstanding that were entitled to vote on March 16, 2022, the record date for the Annual Meeting.

Four items of business were submitted to shareholders at the Annual Meeting. The voting results for each proposal are set forth below:

1.    Election of Directors. The director nominees listed below were duly elected at the Annual Meeting for annual terms expiring in 2023 pursuant to the following votes:

Nominee	For	Against	Abstained	Broker Non-Votes
R. Scott Rowe	114,472,307	602,699	48,330	3,844,488

Sujeet Chand	114,139,973	924,831	58,532	3,844,488

Ruby R. Chandy	114,186,207	878,795	58,334	3,844,488

Gayla J. Delly	111,590,903	3,474,383	58,050	3,844,488

John R. Friedery	112,834,616	2,229,190	59,530	3,844,488

John L. Garrison	111,006,473	2,693,825	1,423,038	3,844,488

Michael C. McMurray	113,521,529	1,541,439	60,368	3,844,488

David E. Roberts	114,365,021	712,705	45,610	3,844,488

Carlyn R. Taylor	114,165,565	901,459	56,312	3,844,488

2.    Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	26,442,901
Votes AGAINST:	88,605,526
Votes ABSTAINED:	74,909
Broker Non-Votes:	3,844,488

3.    Ratification of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2022 was ratified pursuant to the following votes:

Votes FOR:	116,438,379
Votes AGAINST:	2,466,947
Votes ABSTAINED:	62,498
Broker Non-Votes:	N/A

4.    Shareholder Proposal – Reduce Threshold to Call a Special Meeting. The shareholder proposal requesting that the Board of Directors take the steps necessary to amend the Company’s organizational documents to give the owners of a combined 10% of outstanding common stock the power to call a special shareholder meeting, did not pass, pursuant to the following votes:

Votes FOR:	52,022,004
Votes AGAINST:	63,001,685
Votes ABSTAINED:	99,647
Broker Non-Votes:	3,844,488

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 12, 2022.

104	The cover page from Flowserve Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 12, 2022	By:	/s/ Lanesha T. Minnix
Lanesha T. Minnix
Senior Vice President, Chief Legal Officer and Corporate Secretary